                                                                 EXHIBIT 10.17.2


                                AMENDMENT NO. 1

                                      TO

                            STOCKHOLDERS' AGREEMENT


          AMENDMENT NO. 1 TO STOCKHOLDERS' AGREEMENT ("Amendment No. 1") dated as of March 30, 1999, by and among AT&T WIRELESS PCS INC., a Delaware corporation (together with its Affiliated Successors (as hereinafter defined), "AT&T PCS"), TWR CELLULAR, INC., a Delaware corporation (together with its Affiliated Successors, "TWR Cellular"), the investors listed under the heading "Cash Equity Investors" on the signature pages hereto (individually, each a "Cash Equity Investor" and, collectively, with any of its Affiliated Successors, the "Cash Equity Investors"), the individuals listed under the heading "Management Stockholders" on the signature pages hereto (individually, each a "Management Stockholder" and, collectively, the "Management Stockholders") and TELECORP PCS, INC., a Delaware corporation (the "Company"). Certain capitalized terms used herein and not otherwise defined have the meaning assigned to such term in the Stockholders' Agreement referred to below.

          WHEREAS, each of the parties hereto (other than the Company) are stockholders of the Company;

          WHEREAS, the parties hereto are parties to that certain Stockholders' Agreement, dated as of July 17, 1998 (the "Stockholders' Agreement"), pursuant to which, among other things, the parties hereto entered into certain agreements regarding the operation of the Company's business, including, restrictions on the ability of the Company to market interexchange services of providers other than AT&T Corp. or any Affiliate thereof and restrictions on the ability of AT&T PCS to provide Company Communications Services in the Territory;

          WHEREAS, an Affiliate of AT&T PCS has entered into a merger agreement with Vanguard Cellular Systems Inc. ("Vanguard") pursuant to which upon the consummation of the transactions contemplated by such merger agreement, AT&T PCS and its Affiliates will provide Company Communications Services in Strafford County, New Hampshire;

          WHEREAS, the Company has entered into an agreement with Wireless 2000, Inc. dated as of December 2, 1998 (the "Wireless 2000 Acquisition Agreement") pursuant to which, among other things, the Company will acquire 15 MHz of C Block PCS Licenses in the Alexandria, LA BTA, the Lake Charles, LA BTA and the Monroe, LA BTA;

          WHEREAS, in connection with the transactions contemplated by the Supplemental Closing, (i) the Company has entered into a License Acquisition Agreement with Digital PCS, L.L.C. (a/k/a Mercury PCS II, LLC ) ("Digital") dated as of May 15, 1998 (the "Mercury Agreement") pursuant to which, among other things, the Company will acquire 10MHz of F Block PCS Licenses for the Baton Rouge, LA BTA, the Lafayette-New Iberia, LA BTA, the Houma-Thibodeaux, LA BTA and the Hammond, LA BTA, and (ii) the parties hereto desire to amend the Stockholders' Agreement upon consummation of the Supplemental Closing to provide that (A) Mercury shall have the rights and obligations of a Cash Equity Investor under the Stockholders' Agreement, (B) William M. Mounger, II and E. B. Martin, Jr. shall not be deemed to be in violation of Section 8.6 of the Stockholders' Agreement by reason of their respective interests in Mississippi-34 Cellular Corporation on the date of the Mercury Agreement or the activities of such entity as being conducted on the date of the Mercury Agreement, and (C) William
M. Mounger, II, Jerry M. Sullivan, Jr. and E. B. Martin, Jr. shall not be deemed to be in violation of Section 8.6 of the Stockholders' Agreement by reason of their respective interests in Mercury Wireless Management Inc. (which owns certain IVDS Licenses covering the Jackson, Mississippi MSA) on the date of the Mercury Agreement or the activities of such entity as being conducted on the date of the Mercury Agreement;

          WHEREAS, the Company desires to expand the portions of the PCS Territory within the New Orleans MTA (i) effective upon the closing of the transactions contemplated by the Wireless 2000 Acquisition Agreement (the "Wireless 2000 Closing"), to include the Alexandria, LA BTA, the Lake Charles, LA BTA, and Ashley County, LA, Caldwell County, LA, and Catahoula County, LA within the Monroe, LA BTA (the "Included Monroe Counties") and (ii) effective upon the Supplemental Closing, to include the Houma-Thibodeaux, LA BTA and the Hammond, LA BTA, and AT&T PCS, TWR and the other Stockholders are willing to consent thereto provided on the terms and conditions hereinafter set forth;

          WHEREAS, subject to the terms and conditions set forth in this Amendment No. 1, the parties desire to amend the Stockholders' Agreement (i) to permit the Company to provide interexchange services of providers other than AT&T Corp. or an Affiliate thereof, on the terms set forth herein, (ii) to delete Strafford County, New Hampshire from the PCS Territory, (iii) effective upon the Wireless 2000 Closing, to expand the PCS Territory to include the Alexandria, LA BTA, Lake Charles, LA BTA and the Included Monroe Counties, and
(iv) effective upon the Supplemental Closing, to expand the PCS Territory to include the Houma-Thibodeaux, LA BTA and the Hammond, LA BTA;

          WHEREAS, AT&T PCS and the Company are negotiating the terms and conditions of an Asset Purchase Agreement (the "Asset Purchase Agreement") and related agreements, pursuant to which, among other things, the Company proposes to acquire from

AT&T PCS, on the terms set forth in the Asset Purchase Agreement, a portion of the Block A PCS License for the Puerto Rico-U.S. Virgin Islands MTA (the "Puerto Rico MTA") owned by AT&T PCS covering such market, the parties expressly acknowledging and agreeing that binding commitments on the part of AT&T PCS and the Company with respect to the purchase and sale of the Puerto Rico MTA will result only from the execution of a definitive Asset Purchase Agreement and related documentation;

          WHEREAS, in the event that the Asset Purchase Agreement is entered into, the parties hereto agree that effective upon the closing of the transactions contemplated by the Asset Purchase Agreement (the "Puerto Rico Closing"), the Stockholders' Agreement shall be amended, without any further action of the parties hereto, to provide that (i) Schedule V to the Stockholders' Agreement include the minimum build-out plan for the Puerto Rico MTA and (ii) to expand the PCS Territory to include the Puerto Rico MTA (collectively, the "Puerto Rico Amendments"); and

          WHEREAS, the Stockholders desire to clarify certain other provisions of the Stockholders' Agreement.

          NOW THEREFORE, in consideration of the mutual promises and covenants herein contained and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

          1.  Amendments.  A.  From and after the Amendment Effectiveness Date
              ----------
(as hereinafter defined):

          (1) Section 3.1(d) of the Stockholders' Agreement shall be amended and restated in its entirety as follows:

               "(d) two (2) individuals nominated by AT&T PCS pursuant to the Restated Certificate in its capacity as holder of Series A Preferred Stock (each a "Series A Preferred Director") so long as it and TWR Cellular has the right to nominate two directors in accordance with the Restated Certificate";

          (2)  The second sentence immediately following clause (e) of Section
3.1 of the Stockholders' Agreement shall be amended and restated in its entirety as follows:

               "In the event that AT&T PCS shall cease to be entitled to nominate the Series A Preferred Directors, such directors shall resign (or the other directors or Stockholders shall remove them) from the Board of Directors and the remaining directors shall take such action so that the number of directors constituting the entire Board of Directors shall be reduced accordingly.";

          (3) The last sentence of the second paragraph of Section 3.1 shall be amended and restated in its entirety as follows:

               "In addition, so long as AT&T PCS and TWR Cellular have the right to nominate two directors in accordance with the Restated Certificate, up to two (2) AT&T PCS regional directors (in regions overlapping with or in geographic proximity to the Territory) shall have the right to attend each meeting of the Board of Directors as an observer.";

          (4) Section 3.11(c) of the Stockholders' Agreement shall be amended and restated in its entirety as follows:

               "(c) One (1) Series A Preferred Director nominated by AT&T PCS in its capacity as holder of Series A Preferred Stock so long as it has the right to nominate one director in accordance with the Restated Certificate."

          (5) The last section of Section 3.11(c) of this Stockholders' Agreement shall be amended and restated in its entirety as follows:

               "In the event that AT&T PCS and TWR Cellular shall cease to be entitled to nominate one (1) Series A Preferred Director, such director shall resign (or the other directors or Stockholders shall remove him) from the Board of Directors and the remaining directors shall take such action so that the number of directors constituting the entire Board of Directors shall be reduced accordingly."

          (6)  The following Section 3.12 shall be added to the Stockholders'
Agreement:

               "3.12.  Series A Preferred Directors.  For so long as AT&T PCS
                       ----------------------------
          shall have the right to nominate one or more Series A Preferred Directors to the Board of Directors in accordance with the Restated Certificate, each of the Stockholders hereby agrees that it will vote all of the shares of Class A Voting Common Stock and Voting Preference Stock Beneficially Owned or held of record by it (whether now owned or hereafter acquired), in person or by proxy, to cause the election of any such Series A Preferred Director so nominated by AT&T PCS to serve on the Board of Directors and such obligation of the Stockholders to cause the election of any such Series A Preferred Director shall continue until the termination of this Agreement in accordance with
          Section 12.3."

          (7) Section 8.5(a) of the Stockholders' Agreement shall be amended and restated in its entirety as follows:

               "(a) The Company and its Subsidiaries shall not market, offer, provide or resell interexchange services, except (i) interexchange services that constitute Company Communication Services and (ii) interexchange services procured from AT&T Corp. or an Affiliate thereof designated by AT&T Corp. Such interexchange services shall be provided by AT&T Corp. or such Affiliate at the same rates as the rates charged by AT&T Corp. or such Affiliate to other similarly situated carriers. It is anticipated that such services will be provided by AT&T Corp. or such Affiliate pursuant to an agreement incorporating such rates. Upon specific request of any customer, the Company may permit such customer to utilize the interexchange services of another interexchange provider (including the interexchange services of AT&T Corp. and its Affiliates), provided, however, that
                                                      --------  -------
          neither the Company nor any Affiliate thereof will accept any referral fee, commission, credit against its long distance bill, or any other remuneration, directly or indirectly, from such other provider in exchange for permitting its customers to utilize such other interexchange provider; it being understood that such prohibition against the acceptance of any such referral fees, commissions, credits or other remuneration shall not be applicable to any such referral fees, commissions, credits or other remuneration paid by AT&T Corp. and its Affiliates. The Company covenants and agrees that neither it nor its Affiliates will market, offer, promote or otherwise encourage its customers to utilize the interexchange services of any Person other than the Company (such services having been procured as set forth above by the Company from AT&T Corp. or an Affiliate thereof) or AT&T Corp. or an Affiliate thereof.";

          (8) Clause (a) of the definition of "Business" contained in Section 1 of the Stockholders' Agreement is hereby amended and restated as follows:

               "(a) owning, constructing and operating systems to provide Company Communications Services on frequencies licensed to the Company for Commercial Mobile Radio Services pursuant to the Licenses described on Schedule XII;"

          (9) Schedule VI to the Stockholders' Agreement is hereby amended to delete Strafford County, New Hampshire from the PCS Territory within the Boston-Providence MTA; and

          (10) Schedule I hereto is hereby added to the Stockholders' Agreement in its entirety as Schedule XII thereto.

          2. From and after the later to occur of (x) the Amendment Effectiveness Date, and (y) the date of the Puerto Rico Closing, without any further action on the part of the parties hereto, the Puerto Rico Amendments shall be effective and in full force and effect as set forth below:

          (1) Schedule V to the Stockholders' Agreement, "Minimum Build-Out Plan", shall be amended to include the Minimum Build-Out Plan for the Puerto Rico - U.S. Virgin Islands MTA as set forth on Schedule II to this Amendment No. 1; and

          (2)  Schedule VI is hereby amended to include the following PCS
Territory:

               "The entire Puerto Rico - U.S. Virgin Islands MTA"; and

          (3) Schedule XII to the Stockholders' Agreement is hereto amended to include the following PCS Licenses:

               "the 20 MHz PCS License for the Puerto Rico-U.S. Virgin Islands MTA acquired pursuant to the Asset Purchase Agreement dated as of March 30, 1999 between AT&T PCS and the Company."

          3. From and after the later to occur of (x) the Amendment Effectiveness Date, and (y) the date of the Wireless 2000 Closing, without any further action on the part of the parties hereto, the following amendments shall be effective and in full force and effect as set forth below:

          (1) Schedule VI to the Stockholders' Agreement is hereby amended to include in the portion of the PCS Territory within the New Orleans MTA the Alexandria, LA BTA -- Market Designator B009, the Lake Charles, LA BTA -- Market Designator B238, and each of Ashley County, LA, Caldwell County, LA and Catahoula County, LA within the Monroe, LA BTA -- Market Designator B304; and

          (2) Schedule XII to the Stockholders' Agreement is hereby amended to include the following PCS Licenses:

          "the 15 MHz C Block PCS Licenses in the Alexandria, LA BTA, the Lake Charles, LA BTA and each of Ashley County, LA, Caldwell County, LA and Catahoula County, LA within the Monroe, LA BTA acquired pursuant to an agreement, dated December 2, 1998, between the Company and Wireless 2000, Inc."

          4. From and after the later to occur of (x) the Amendment Effectiveness Date, and (y) the date of the Supplemental Closing, without any further action on the part of the parties hereto, (i) the following amendments shall be effective and in full force and effect as set forth below:

          (A) Schedule VI to the Stockholders' Agreement shall be amended to include in the portion of the PCS Territory within the New Orleans MTA the Houma-Thibodeaux, LA BTA -- Market Designator B195 and the Hammond, LA BTA -- Market Designator B180; and

          (B) Schedule XII to the Stockholders' Agreement shall be amended to include the 10MHz F Block PCS Licenses in the Houma-Thibodeaux, LA BTA, the Hammond, LA BTA, the Baton Rouge, LA BTA and the Lafayette-New Iberia, LA BTA acquired in the Supplemental Closing; and

          (1)  the parties hereby agree that:

          (A) Digital shall have the rights and obligations of a Cash Equity Investor under the Stockholders' Agreement;

          (B) William M. Mounger, II and E. B. Martin, Jr. shall not be deemed to be in violation of Section 8.6 of the Stockholders' Agreement by reason of their respective interests in Mississippi-34 Cellular Corporation on May 15, 1998 or the activities of such entity being conducted on May 15, 1998; and

          (C) William Mounger, II, Jerry M. Sullivan, Jr. and E. B. Martin, Jr. shall not be deemed in violation of Section 8.6 of the Stockholders' Agreement by reason of their respective interest in Mercury Wireless Management Inc. (which owns certain IVDS Licenses covering the Jackson, Mississippi MSA) on May 15, 1998 or the activities of such entity as being conducted on May 15, 1998.

          (D) By execution of this Amendment No. 1 the undersigned shall be deemed to have approved by written consent pursuant to Section 228 at the Delaware General Corporation Law of the amendment and restatement of the Company's Certificate of Incorporation in the form attached hereto as Exhibit A in order to provide that the holders of Series A Preferred Stock have a right to nominate directors, not elect directors.

          2. Notwithstanding anything to the contrary contained in the Stockholders' Agreement (including as amended hereby) or Schedule V to the Stockholders' Agreement (including the amendment to such Schedule V referred to herein), from and after the later to occur of (x) the Amendment Effectiveness Date, and (y) the date of the Puerto Rico Closing, the Company and AT&T PCS shall have the right to amend the Minimum Build-Out Plan to accelerate or defer any portion of such Build-Out Plan on terms mutually agreeable to the Company and AT&T PCS.

          3. The parties hereby consent to the acquisition by the Company of a 15 MHz C Block PCS License in the Monroe, LA BTA pursuant to the Wireless 2000 Closing. The

Company confirms that the Business shall not include any activities of any nature whatsoever in the Monroe, LA BTA, other than in the Included Monroe Counties, or in Strafford County, New Hampshire and the Company agrees that it shall not conduct any activities, including without limitation, providing Company Communications Services, in the Monroe, LA BTA, other than in the Included Monroe Counties, or in Strafford County, New Hampshire without the prior written consent of AT&T PCS.

          4.  Amendment Effectiveness Date.  This Amendment No. 1 shall be
              ----------------------------
effective on the date that a counterpart hereof shall have been executed by each of the Company, AT&T PCS, holders of 66 2/3% of the Class A Voting Common Stock Beneficially Owned by the Cash Equity Investors and holders of 66 2/3% of the Class A Voting Stock Beneficially Owned by the Management Stockholders (the "Amendment Effectiveness Date").

          5.  Representation and Warranties.  Each party hereto, as to itself,
              -----------------------------
represents and warrants, as applicable, to each of the other parties as follows:

          A. It is a corporation, limited liability company, general partnership or limited partnership, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

          B. It has the requisite power, authority and capacity to execute, deliver and perform this Amendment No. 1.

          C. The execution and delivery of this Amendment No. 1 by it have been duly and validly authorized by its Board of Directors (or equivalent body) and no other proceedings on its part which have not been taken (including, without limitation, approval of its stockholders, partners or members) are necessary to authorize this Amendment No. 1.

          D. This Amendment No. 1 has been duly executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and may be subject to general principles of equity.

          E. The execution, delivery and performance by it of this Amendment No. 1 will not (a) conflict with, or result in a breach or violation of, any provision of its organizational documents; (b) constitute, with or without the giving of notice or passage of time or both, a breach, violation or default, create a Lien, or give rise to any right of termination, modification, cancellation, prepayment or acceleration, under (i) any Law or License or (ii) any note, bond, mortgage, indenture, lease, agreement or other instrument, in each case which is applicable to or binding upon it or any of its assets; or (c) require any Consent, or the approval of its board of directors, general partner, stockholders or similar constituent bodies, as the case may be (which approvals have been obtained), except in each case, where such breach, violation, default, Lien, right, or the failure to obtain or give such Consent would not have a Material Adverse Effect on it or its ability to perform its obligations hereunder.

          F. There is no action, proceeding or investigation pending or, to its knowledge, threatened against it or any of its properties or assets that would be reasonably expected to have an adverse effect on its ability to enter into this Amendment No. 1 or to fulfill its obligations hereunder.

          6.  Severability of Provisions.  Any provision of this Amendment No.
              --------------------------
1 which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          7.  Agreements to Remain in Full Force and Effect.  This Amendment
              ---------------------------------------------
No. 1 shall be deemed to be an amendment to the Stockholders' Agreement. All references to the Stockholders' Agreement in any other agreements or documents shall on and after the date hereof be deemed to refer to the Stockholders' Agreement as amended hereby. Except as amended hereby, the Stockholders' Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects.

          8.  Heading.  The headings in this Amendment No. 1 are inserted for
              -------
convenience and identification only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Amendment No. 1 or any provision thereof.

          9.  Counterparts.  This Amendment No. 1 may be executed in
              ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          10.  Governing Law.  This Amendment No. 1 shall be governed and
               -------------
construed in accordance with the laws of the State of Delaware.

          IN WITNESS WHEREOF, each of the parties has executed or consent this Agreement be executed by its duly authorized officers as of the date first written above.

                              AT&T WIRELESS PCS, INC.

                              By: /s/ W. Hague
                                 --------------------------------------
                                 Name:  William Hague
                                 Title:


                              TWR CELLULAR, INC.


                              By: /s/ W. Hague
                                 --------------------------------------
                                 Name: William Hague
                                 Title: Vice President


                              TELECORP PCS, INC.


                              By: /s/ Thomas Sullivan
                                 --------------------------------------
                                 Name: Thomas Sullivan
                                 Title: Executive Vice President


CASH EQUITY INVESTORS:


                              CB CAPITAL INVESTORS, L.P.

                              By:  CP Capital Investors, Inc.,
                                   its general partner

                              By: /s/ Michael R. Hannon
                                 --------------------------------------
                                 Name: Michael R. Hannon
                                 Title: General Partner

                              NORTHWOOD VENTURES LLC


                              By: /s/ Peter G. Schiff
                                 ------------------------------------
                                 Name: Peter G. Schiff
                                 Title: President


                              NORTHWOOD CAPITAL PARTNERS LLC


                              By: /s/ Peter G. Schiff
                                 ------------------------------------
                                 Name: Peter G. Schiff
                                 Title: President


                              ONE LIBERTY FUND III, L.P.


                              By: /s/ Joseph T. McCullen, Jr.
                                 ------------------------------------
                                 Name: Joseph T. McCullen, Jr.
                                 Title: General Partner


                              ONE LIBERTY FUND IV, L.P.


                              By: /s/ Joseph T. McCullen, Jr.
                                 -----------------------------------
                                 Name: Joseph T. McCullen, Jr.
                                 Title: General Partner

                              MEDIA COMMUNICATIONS
                              INVESTORS LIMITED PARTNERSHIP

                              By: M/C Investor General Partner - J. Inc., its
                                  general partner

                                  By: /s/ James F. Wade
                                     -------------------------------
                                     Name:
                                     Title:


                              MEDIA/COMMUNICATIONS PARTNERS III LIMITED
                              PARTNERSHIP

                              By: M/CP III General Partner - J. Inc., a general
                                  partner

                              By: M/CP III General Partner - J. Inc., a general
                                  partner

                                  By: /s/ James F. Wade
                                     -------------------------------
                                     Name:
                                     Title:


                              EQUITY-LINKED INVESTORS-II

                              By: ROHIT M. DESAI ASSOCIATES II, its general
                                  partner

                                  By: /s/ Frank J. Pados
                                     --------------------------------
                                     Name: Frank J. Pados, Jr.
                                     Title: Attorney-in-fact

                              PRIVATE EQUITY INVESTORS III, L.P.

                              By: ROHIT M. DESAI ASSOCIATES III, its general
                                  partner

                                  By: /s/ Frank J. Pados
                                     ---------------------------------
                                     Name:  Frank J. Pados, Jr.
                                     Title: Attorney-in-Fact


                              HOAK COMMUNICATIONS PARTNERS, L.P.

                              By: HCP Investment, L.P., its general partner

                              By: Hoak Partners, L.L.C., its general partner

                                  By: /s/ James Hoak
                                     ---------------------------------
                                     Name:
                                     Title:


                              HCP CAPITAL FUND, L.P.

                              By:  James M. Hoak & Co., its general partner

                                  By: /s/ James Hoak
                                     ---------------------------------
                                     Name:
                                     Title:


                              ENTERGY TECHNOLOGY HOLDING COMPANY

                              By: /s/ Gary S. Fuqua
                                 ---------------------------------
                                 Name:  Gary S. Fuqua
                                 Title: President

                              TORONTO DOMINION INVESTMENTS, INC.


                              By: /s/ Martha L. Gariepy
                                 ------------------------------------
                                 Name:  Martha L. Gariepy
                                 Title:  Vice President


                              WHITNEY EQUITY PARTNERS, L.P.

                              By: J.H. Whitney Equity Partners, L.L.C.,Its
                                  General Partner

                                  By: /s/ William Laverack, Jr.
                                     --------------------------------
                                     Name:
                                     Title:


                              WHITNEY STRATEGIC PARTNERS III, L.P.

                              By: J.H. Whitney Equity Partners III, L.L.C.,Its
                                  General Partner

                                  By: /s/ William Laverack, Jr.
                                     --------------------------------
                                     Name:
                                     Title:


                              J.H. WHITNEY III, L.P.

                              By: J.H. Whitney Equity Partners III, L.L.C.,Its
                                  General Partner

                                  By: /s/ William Laverack, Jr.
                                     --------------------------------
                                     Name:
                                     Title:

                              GILDE INTERNATIONAL B.V.


                              By: /s/ Joseph McCullen Jr.
                                 --------------------------------------
                                 Name: Joseph McCullen, Jr.
                                 Title: Attorney-in-Fact

                              /s/ Thomas Sullivan
                              -----------------------------------------
                              Thomas Sullivan

                              /s/ Gerald Vento
                              -----------------------------------------
                              Gerald Vento

MANAGEMENT STOCKHOLDERS:

                              /s/ Thomas Sullivan
                              -----------------------------------------
                              Thomas Sullivan

                              /s/ Gerald Vento
                              -----------------------------------------
                              Gerald Vento

                                                                      SCHEDULE I
                                   To Amendment No. 1 to Stockholders' Agreement

                    SCHEDULE XII to Stockholders' Agreement


Licenses included in clause (a) of the definition of "Business":

1. AT&T PCS Licenses; provided, that, the AT&T PCS Licenses shall not include any portion of such Licenses covering Strafford County, New Hampshire within the Boston- Providence MTA.

2.  The TeleCorp Licenses

3.  The Permitted Cellular Licenses

                                                                       EXHIBIT A
                                   To Amendment No. 1 to Stockholders' Agreement

Amended and Restated Certificate of Incorporation:  See Exhibit 3.1.

                                                                      SCHEDULE V
                                                      To Stockholders' Agreement
                                              Puerto Rico Minimum Build Out Plan

                         SCHEDULE II to Amendment No.1
                          to Stockholders' Agreement

Year 11   1.16 million pops (30% of total pops) during the first year.


          The initial deployment consists of launching the core urban and suburban cities of the San Juan metropolitan area.

          Puerto Rico
          -----------
          San Juan
          Bayamon
          Guaynabo
          Caguas

Year 2    387,000 pops (10% of total pops) for an aggregate pop coverage of 40%.

          Year 2 consists of launching secondary cities throughout Puerto Rico and enhancing the coverage in all markets during the remainder of the year.

          Puerto Rico
          -----------
          Ponce
          Arecibo
          Humacao
          Mayaguez

Year 3    581,000 pops (15% of total pops) for an aggregate pop coverage of 55%.

          Year 3 consists of continuing to expand the secondary cities of Puerto Rico and key cities to the Virgin Islands and the important associated connected highways.

          Puerto Rico
          -----------
          Gurabo
          Cayey
          Aguadilla


---------------------------
/1/ The years are defined as the 12-month periods starting on the date the FCC approves the transfer of the PCS licenses in the Puerto Rico MTA to TeleCorp.

          St. Thomas
          ----------
          Charlotte Amalie
          Heavensight

          St. Croix
          ---------
          Christiansted

Year 4    581,000 pops (15% of total pops) for an aggregate pop coverage of 70%.

          Year 4 consists of continuing to expand the secondary cities as well as enhancing the coverage and capacity of the core areas.

          Puerto Rico
          -----------
          Aguada
          Quebradillas
          Salinas

          Virgin Islands
          --------------
          Expansion of core areas in St. Thomas and St. Croix

Year 5    193,000 pops (5% of total pops) for an aggregate pop coverage of 75%.

          For all markets, year 5 consists of adding capacity sites and filling in the remaining suburban areas bringing the total pop coverage to 75%.


          This Puerto Rico Minimum Build Out Plan shall be deemed part of the Minimum Build Out Plan constituting Schedule V to the Stockholders' Agreement; provided, however, that all references to percentages of pops required to be
--------
covered as of various dates set forth on Schedule V attached to the Stockholders Agreement before being amended hereby (the "Initial Schedule"), shall not include pops from the Puerto Rico - U.S. Virgin Islands MTA. All percentages of pops required to be covered in the Puerto Rico - U.S. Virgin Islands MTA shall be measured separately from that in the Initial Schedule in accordance with this Puerto Rico Minimum Build Out Plan.

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